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[LOGO]  ORMAT                                    CHANGE IN WORK ORDER

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PROJECT:           Galena (steamboat) - EPC Contract
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CO NO.:            001                                    DATE: August 9, 2004
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ORIGINATOR:        Orni 7 LLC
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DESCRIPTION OF CHANGE:

      Modify existing Steam Boat 1-A Plant (mainly the generating Units) and connect it to the new Galena Project.

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REASONS FOR CHANGE:

      1. Following further study it appears that by doing some modification to the existing generating units in SB-1-A plant ( and some changes in the geothermal field), an additional power can be produced from the same geothermal resource, with relatively low capital investment.

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SUPPORTING DOCUMENTS:

      1. Memorandum Note Explaining the changes in the Contract documents and payment source

      2. Revised Exhibit A - Scope of work of the Galena EPC contract.

      3. Revised Exhibit B - "Contract Price"

      4. Revised Exhibit D - Tests Of the Galena EPC Contract.

      5. Revised Exhibit C - "Drawings and specifications" list.

      6. New set of conceptual design drawings as per Exhibit "C"

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TYPE OF IMPACT:

      [X] Change Order                          [X] Cost Impact
      [ ] Deviation                             [ ] Schedule Impact
      [ ] Budget Shift                          [ ] Other Impact
      [ ] Proceed with Work in Parallel

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IMPLICATIONS:

      Time schedule -   No impact.

      Contract Price -  Increase Contract Price by $2,000,000

                        New Contract Price shall be $27,800,000

      Payment Terms  -  The increase in the Contract Price shall be paid out of the equity distribution per the financing documents.

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APPROVED BY:

      Contractor Representative    By & signature: Z. Reiss /s/ Z. Reiss     Date Aug 9, 04

      Owner Representative         By & signature R. Raviv /s/ R. Raviv      Date 8/9/2004

      Independent Engineer         By & signature                            Date

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DISTRIBUTION:

      Owner - Rany Raviv
      IE -    Bradley Barta
      Contractor - Zvi Reiss
                   Zvi Krieger
                   Reuven Shmucher

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                                      ORMAT

AUG 9, 2004

TO:   Orni 7 LLC - Rany Raviv
FROM: Ormat Nevada Inc - Zvi Reiss

SUBJECT:  Galena Geothermal Project - EPC contract
                  CHANGE ORDER (CIW) # 001

Dear Rany,

To reflect the changes agreed for the Galena geothermal project, attached please find Change in the Work #001.

With its supporting documents.

Please note to the following:

A.    Contract documents - There status will be as follows:

      o  Contract Terms - No Change

      o  Exhibit A - Revised

      o  Exhibit B - Revised

      o  Exhibit C - Revised

      o  Exhibit D - Revised

      o  Exhibits E through I - No Change

B.    Payment Terms and source of funds for the CIW -

There will be no change in the Milestone Payment Schedule.

Regarding actual payment for the said CIW, payment will be made out of the
Equity distribution as defined in the Financing Documents, in the offering memorandum Ormat funding, 8 1/4% senior secured notes due 2020. Payment will be made whenever Restricted Payment as defined therein, are permitted to be made.

Please confirm your acceptance of this change, by executing the attached CIW 001 form..

Best Regards,

Zvi Reiss

/s/ Zvi Reiss

Exc. Vice President

c.c   Bradley Barta - S&W
      Zvi Krieger - Ormat
      Reuven Shmucher - Ormat

                                    EXHIBIT A

                                  SCOPE OF WORK

                    ENGINEERING, PROCUREMENT AND CONSTRUCTION

1.    BASIC INFORMATION AND DATA

      1.1     Scope of Work

              Contractor will undertake the design, engineering, procurement, and delivery to the Site, construction, fabrication,
              commissioning, start-up and testing of the power plant at the
              Site.

              The geothermal fluid for the power plant will be supplied by
              Company at locations specified in section 1.4.1. Spent fluids will be provided to the locations specified in section 1.4.2 and will be disposed of by Company to the reinjection wells.

              The design and equipment configuration detailed in this Exhibit A and the drawings and specifications of Exhibit C are preliminary and not complete; therefore, the details of the Work, including flow diagrams, drawings, specifications, data sheets and other technical documentation, are subject to further revision by
              Contractor in its development of the detailed design. Any such revisions or changes in this preliminary conceptual design shall not give rise to a Company Default or Change in the Work or to a change in the Net Deliverable Energy or any other performance, unless the result of a change in a parameter described in sections
              1.4 or 1.5 below.

              Terms not specifically defined herein have the meaning described in the general terms of the Engineering, Procurement and
              Construction Contract to which this Exhibit is attached (the
              "Contract").

      1.2     Site Description and conditions

              The site of the Steamboat Project is located at Steamboat Springs,
              Washoe County, Nevada and includes the present location of the
              Steamboat Project (Steamboat 1, 1A, 2 and 3 Plants (respectively,
              "SB1", "SB1A", "SB2", and "SB3")), the geothermal field of SB1,
              SB1A, SB2 and SB3, and all other relevant facilities in the area
              (such as Company offices, etc). The Steamboat Project site is being expanded by Company's acquisition of additional lands and real property rights, to include lands on which the Galena
              Facility is to be situated, located approximately 1500 feet South
              West of SB 2 & SB 3.

              The power plant yard will have the approximate dimensions of
              450,000 square feet. An adequate area for soil disposal and for temporary use shall be provided by Company during the construction period.

EPC Galena Project
Exhibit A
Execution Copy, Rev 1

                                    PAGE A-1

      1.3     The basic Site data is as follows:

              Contractor will undertake to design the Facility so as to be capable of operating within the range of the basic Site conditions detailed below:

              Ambient Air Temperature       Minimum -20 F
                                            Maximum 105 F
              Altitude                      4,400 ft
              Wind                          80 miles/Hr
              Annual Rainfall               10"
              Seismic Requirements          UBC Zone 4

      1.4     Interface Data Summary

                  PARAMETER                               Value
      ---------------------------------     ------------------------------------
      1.4.1 Geothermal Fluid Supply
      (also termed "Brine")

      Chemistry                             TBD

      Location                              a)  At Well H-4 Wellhead flange
                                            b)  At Well 2-2 Wellhead flange
                                            c)  At a point mutually agreed by
                                                Contractor and Company on SB
                                                1& SB1A existing supply header
                                            d)  At a point mutually agreed by
                                                Contractor and Company on SB
                                                2 & SB 3 existing supply header

      1.4.2.  Brine Injection               a)  At a point mutually agreed by
                                                Contractor and Company on SB 1
      Location                                  & SB 1A existing injection
                                                header
                                            b)  At a point chosen by Contractor
                                                on SB 2 & SB 3 existing
                                                injection header

      1.4.3.  NCG Discharge                 not applicable

      1.4.4.  Water Supply                  At either one of the SB1, SB1A, SB2
                                            and/or SB3 Plants and/or at Site
                                            offices

      1.4.5.  Electrical                    a)  At the 120 kV SPPC switchyard
                                            b)  At the 4.16 kV SB2 & SB3
                                                geothermal field electrical
                                                supply.
                                            c)  At the 0.48 kV SB 1 and SB 1A
                                                down hole pumps MCC

      1.4.6.  Access and Roads              At the Facility boundaries.

EPC Galena Project
Exhibit A
Execution Copy, Rev 1

                                    PAGE A-2

      1.5     Design Conditions (Design Points at interface points)

             Description                                Design Point--         Design Range
-------------------------------------      --------     --------------    ----------------------

Ambient temperature                        Degree F           55                  0 - 100
Brine inlet pressure                         psig            200                120 - 250
Brine outlet pressure                        psig            175                 70 - 220
Brine flow stream 1                         Lbs/Hr        5,450,000             80 - 110%
Brine flow stream 2                         Lbs/Hr         500,000              80 - 110%
(from well 2-2 to SB1-A Plant

  o   Stream 1 comes from
      existing wells of SB                                                 * The Facility can
      1& SB 1-A, from portion of SB                                        operate at lower flow
      2 & SB3 geothermal brine                                             due to its modular
      supply, and new to be                                                configuration
      drilled production well.

  o   Stream 2 comes from
      existing (currently
      unused) Well 2-2 going
      to SB1-A

Brine inlet temperature stream 1           Degree F          306.7              300 - 312
(Galena)
Brine inlet temperature stream 2           Degree F           280               270 - 284
(SB 1-A)

Brine outlet temperature - stream 1        Degree F          182.2              160 - 200

Brine outlet temperature - Stream 2        Degree F          167.6              160 - 200

Net Output (*) @ 55 deg F                     kW            24,700
(*) The net output is the sum of
the power delivered at the
high side of the main step-up
transformer and the low side of
the geothermal feed step-down
(13.8/4.16KV; 13.8/0.48 kV)
transformers

Voltage at Plant                              kV             13.8                 +/- 5%

Voltage at interface with SPPC                kV             120                  +/- 5%

Frequency                                     Hz              60               58.5 to 61.5

Power Factor                                                 0.85         0.85 Lag to 0.95 Lead

      1.6     Design Life

EPC Galena Project
Exhibit A
Execution Copy, Rev 1

                                    PAGE A-3

              The design life of the Facility will be 25 years.

      1.7     Availability

              The Facility will be designed and constructed so that, with proper operation and maintenance and an adequate supply of spare parts at the Site, it will be capable of producing electricity 96% of the time on an annual basis.

      1.8     Design Standards

              The design and construction of the Facility will be in accordance with the following list of standards:

                Pipe-work                            ANSI B31.1 & B31.3;

                Pressure vessels & heat exchangers   ASME VIII and TEMA

                Design loads for buildings           UBC; ASCE

                Steel structures                     AISC; AISI; AWS

                Concrete construction                ACI

                Fire protection                      NFPA

                Electrical                           NEMA; NEC

2.    DESCRIPTION OF CONTRACTOR'S SCOPE OF WORK

      2.1     INTRODUCTION

              The Work to be performed by Contractor includes that described in
              Section 2 of the Contract.

              The work is defined in three major areas:

                     a.  Build a new 22 MW net plant at a new location and
                         connect it to the nearby 120 kV SPPC switchyard.

                     b.  Modify (enhance) the existing gathering system so as to provide to the new Facility 12,000gpm of geothermal
                         brine (from SB 1 & SB1A, from Well H-4, from Well 2-2
                         and the balance from the SB 2 & SB3 field gathering
                         piping). Spent Brine will be injected back to SB 1 &
                         SB1A injection wells and to SB2 & SB3 injection system.
                         (Actual

EPC Galena Project
Exhibit A
Execution Copy, Rev 1

                                    PAGE A-4

                         connection points for both production and injection
                         lines shall be at any point as Contractor may choose at
                         its discretion).

                     c.  Install new 13.8/4.16 kV auxiliary step down
                         transformer and hook power to the SB 2&3 production
                         down hole pumps.

                     d.  Install new 13.8/0.48 kV auxiliary step down
                         transformer and hook power to the SB 1&1A production
                         down hole pumps.

EPC Galena Project
Exhibit A
Execution Copy, Rev 1

                                    PAGE A-5

      2.2     ENGINEERING

              2.2.1  Conceptual Design

                     Contractor shall perform the following activities or
                     prepare the following items:

                     o   Conduct study and review the current geothermal field
                         performance including the field gathering and
                         distribution system.

                     o   Piping and instrumentation diagrams (P&ID) with
                         sufficient connections for testing and recording.

                     o   Control logic.

                     o   Facility Electrical Single Line Diagrams (SLD).

                     o   General Facility layout.

                     o   Building general layout.

                     o   Specifications and data sheet for major items of
                         equipment.

                     o   Conduct study and conceptual design of the new
                         substation and the interconnection to SPPC switchyard.

                     o   Identify systems of SB1 & SB1-A that can be utilized
                         for the new Facility.

              2.2.2  Detailed Engineering

                     o   Conduct surveys, geotechnical studies and other
                         analysis and preparation of drawings, specifications
                         and instructions for the earthwork and civil
                         foundations.

                     o   Prepare detail design documents, including drawings and
                         specifications for the structural foundations of the
                         OECs, pipe supports and other equipment at the
                         Facility.

                     o   Prepare detailed design documents, including drawings,
                         calculations and specifications for the piping and
                         mechanical

EPC Galena Project
Exhibit A
Execution Copy, Rev 1

                                    PAGE A-6

                         portion of the Facility.

                     o   Perform detailed design of the modification and
                         enhancement of the existing field gathering system.

                     NOTE: It is assumed and agreed that Contractor is free to
                     use, modify and change any existing field gathering piping
                     Contractor shall conduct the changes, in a manner to
                     minimize interference with ongoing operation, to the extend practical.

                     o   Prepare detailed design documents, including drawings
                         and specifications for the electrical work within the
                         Facility boundaries.

                     o   Perform detailed design of the electrical 13.8/120 kV
                         substations, the 120 kV line to be connected to the
                         nearby SPPC switchyard (about 2000 feet distance).

                     o   Design the enhancement of the existing 4.16 kV field
                         distribution system (electrical lines to the SB 2&3
                         down hole pumps).

                     NOTE: It is assumed and agreed that Contractor may utilize any existing breakers, cables, MCC and other electrical
                     gear and materials as exist and installed in the geothermal field of SB 1 & SB1A and SB2 & SB3 so long as such
                     utilization has been confirmed by Company and the
                     Independent Engineer, which shall not be unreasonably
                     withheld. Contractor shall conduct its activities in a
                     manner to minimize interference with ongoing operations, to the extent practicable.

                     o   Prepare bill of materials for pipes; fittings, and
                         electrical cables.

              2.2.3  Manuals

                     o   Prepare 3 sets of Operation and Maintenance Manuals.
                         Prepare 3 sets of Job Books, which include drawings
                         ("As Built"), specifications, and vendor's manuals.

Prepare recommended spare parts list (including prices) prior to the Final
Acceptance Date, and procure at Company's request and cost, the spare parts agreed to by the Company. Actual delivery time of the spare parts is subject to
Company's approval and release of order, and shall not, in any way, be a condition to Contractor successful achievement of any Project

EPC Galena Project
Exhibit A
Execution Copy, Rev 1

                                    PAGE A-7

milestones including Final Acceptance.

      2.3     SUPPLY

              The Facility will contain 2 OECs (otherwise termed as "ITLUs")
              units, as well as the balance of Plant equipment and materials detailed herein.

              The scope of supply includes the following:

              2.3.1  OEC units (New units in Galena)

                     Two (2) complete OEC units, each OEC unit consists of the
                     following main components:

                     o   Vaporizers

                         The vaporizer is a horizontal, shell and tube heat
                         exchanger, manufactured of carbon steel with a tube
                         bundle, sheet metal shell and fixed tube sheets.
                         Heating fluid flows through the tube side and motive
                         fluid through the shell side. A bellow type expansion
                         joint is provided to compensate for any differential
                         thermal expansion of the tubes and shell.

                         Separator is installed on the top of the vaporizer. The
                         separator is designed to retain the droplets of liquid
                         carried over the vapor, thus preventing impinging of
                         droplets on turbine blades.

                     o   Preheaters

                         The preheater is a horizontal, shell and tube heat
                         exchanger manufactured from carbon steel with a tube
                         bundle, metal shell and fixed tube sheets. Heating
                         fluid flows through the tube side and motive fluid
                         through the shell side. A bellow type expansion joint
                         is provided to compensate for any differential thermal
                         expansion of the tubes and shell.

                     o   Recuperator

                         The recuperator is a horizontal, shell and tube heat
                         exchanger manufactured from carbon steel with a tube
                         bundle, metal shell and fixed tube sheets. Liquid
                         motive fluid flows through the tube side and vapor
                         motive fluid through the shell side.

                     o   Air Cooled condensers

EPC Galena Project
Exhibit A
Execution Copy, Rev 1

                                    PAGE A-8

                         The condenser is an induced draft, air-cooled heat
                         exchanger. The tubes are arranged in a one-pass
                         configuration where motive fluid vapor is fed from the
                         inlet box to the tubes. The motive fluid is cooled and
                         condensed inside the tubes by forced air flowing
                         outside of the finned tubes in a cross-flow pattern.
                         The condensed motive fluid accumulates in the hot well
                         collector from where it flows by gravity to the motive
                         fluid filters and pumps. The condenser tubes are made
                         of carbon steel tubes with aluminum fins.

                     o   Power skid consists of 2 turbines, one synchronous
                         generator and one oil system

                         Each OEC power skid consists of a dual shaft extension
                         generator, two turbines and associated oil system.

                         (A) SYNCHRONOUS GENERATOR

                         The generator is a synchronous type, air-cooled, three
                         phase machine, brushless and weather protected. It is
                         built to NEMA II specifications and rated at kW, 0.85
                         PF, 13.8 kV and 60 Hz. It is cooled by a once-through
                         air-cooling system with an inlet filter. The generator
                         and the two turbines are directly coupled.

                         (B) TURBINE

                         Each of the two OEC turbines consists of a single
                         casing, multi-stage axial unit. The turbine is directly
                         coupled to the end of the generator shaft. No
                         speed-reducing gearbox is required because the
                         properties of the organic fluids produce favorable
                         aerodynamic matching at relatively low blade and
                         rotational speeds. A double, mechanical shaft seal is
                         used to prevent leakage of the working fluid into the
                         atmosphere or lube oil.

                         (C) TURBINE AND GENERATOR OIL SYSTEM. The oil system
                         has two functions:

                     o   To supply oil to each turbine bearing for lubrication,
                         sealing and cooling, and

                     o   To supply oil to the generator bearings for
                         lubrication.

                         The oil system is designed to supply each oil consumer
                         with the proper pressure and flow, and the proper type
                         of oil. Each system is equipped with an oil pump as
                         well as oil filters, oil coolers (forced air-cooled
                         type), solenoid operated control valves and relief
                         valves. The system is

EPC Galena Project
Exhibit A
Execution Copy, Rev 1

                                    PAGE A-9

                         equipped with air operated emergency pumps and air
                         accumulator to supply the lube oil in the event of an
                         electric power failure.

                     o   Motive feed pump system including motive fluid pumps
                         and piping.

                         The feed pump is a motor-driven multi stage vertical
                         turbine centrifugal pump, which transfers the
                         condensate motive fluid from the condenser liquid
                         collector into the heat exchangers. A mechanical seal
                         separates the high-pressure motive fluid from the
                         atmosphere.

                         The pump discharge is connected to the recuperator or
                         preheater inlet through level control valve and swing
                         check valve.

                         A manual valve is installed at the suction strainer
                         inlet to allow maintenance of the strainer and the
                         pump.

                     o   Organic Motive Fluid Piping system

                         The organic motive fluid piping system consists of
                         piping assemblies, in which the condensed motive fluid
                         flow from the feed pumps through the recuperator and
                         preheater to the vaporizer, vapor motive fluid flow
                         from the vaporizer to the turbine and from the turbine
                         to the air cooled condenser and in which the condensed
                         motive fluid return from the condenser hot well to the
                         feed pumps. A motive fluid strainer is installed
                         between the hot well collector and the pump inlet.
                         Expansion joints are installed in the turbine inlet and
                         outlet pipe assemblies to reduce the force and moments
                         on the turbine nozzles. Automatic and manual control
                         valves are supplied as part of the piping system.

                     o   Purge system

                         The purge system is installed on the upper side of the
                         condenser outlet boxes. The system is designed to
                         continuously purge the OEC condenser of non-condensable
                         gases, predominantly air, that enter the OEC, mostly
                         during start-up and when the unit is not operating, and
                         to recover the working fluid.

                     o   Power and control system

EPC Galena Project
Exhibit A
Execution Copy, Rev 1

                                    PAGE A-10

                         (OEC power and control cabinets may be installed in
                         either pre-fabricated power shelters (one per each
                         unit) or inside one main building in the power plant).

                         The OEC power system contains of: (i) the generator
                         high voltage breaker, PTs and CTs; (ii) Protection
                         relays board and (iii) 480 Volt auxiliaries supply
                         board (MCC).

                         The control system is based on a programmable logic
                         controller (PLC). The OEC control incorporates a
                         turbine control backup relay (TCBU), which disconnect
                         the OEC from the bus and shut it down safely in event
                         of a PLC malfunction. The PLC and I/O units with its
                         accessories, is housed in a control board and fields
                         junction boxes.

                         The OEC control and protection system contains the
                         following items:

                         (a)  PLC: central processing unit with analog and
                         digital input and output modules, and communication
                         control units.

                         (b)  PROTECTION RELAYS to provide generator protection
                         against under/over voltage, reverse power, loss of
                         excitation, generator differential, phase over current,
                         ground fault, phase balance, over speed, etc.

                         (c)  SYNCHRONIZER, check synchronizer, voltage
                         regulator and VAR controller, and

                         (d)  OPERATION MODE SELECTOR switch and reset push
                         buttons for local operation. Same switch and push
                         buttons are duplicated by soft switch at the HMI
                         computer screen for remote operation of the OEC from a
                         local control room.

                         The control system automatically accelerates the
                         generator to synchronous speed and then synchronizes
                         the generator to the bus. After being linked with the
                         bus, the control system monitors and controls the
                         operation of the OEC. Pressures, temperatures,
                         voltages, speed, kilowatts, kilovars, currents, etc.,
                         are checked and monitored and compared with preset
                         values in memory, to detect warning or failure
                         conditions.

                         In the event of a failure within the system, the unit
                         is

EPC Galena Project
Exhibit A
Execution Copy, Rev 1

                                    PAGE A-11

                         disconnected from the bus and shut down in a
                         pre-programmed sequence. After a failure condition is
                         rectified, the generating unit can be automatically
                         started after a manual reset signal.

                     o   Electro-Pneumatic Control System

                         The electro-pneumatic control system operates the
                         control valve actuators and provides air pressure to
                         pneumatic components, either directly or through
                         solenoid-operated valves installed on the pneumatic
                         control panel. The pneumatic control panel is supplied
                         by air at a nominal pressure of 90 psi, the pressure
                         required to operate the pneumatic equipment. Pressure
                         regulation and filtration is also provided.

                         Electronic control signals for the system are provided
                         from the central unit control in the form of digital
                         (ON, OFF) or analog (4 to 20 mA). The analog signals
                         are converted by current to pressure (I/P) transducers
                         to a proportional pneumatic output signal.

                     o   Human-Machine Interface (HMI)

                         The system includes a personal computer with dedicated
                         software to enable the operator to operate the power
                         plant and monitor its functions.

                     o   Interface With Local / Remote Station Controls

                         The control system provides access to all the analog
                         and digital signals connected to the PLC through a
                         communication link. Using the communication link,
                         Company can monitor parameters inside the PLC, send the
                         OEC Stop Command from another PC with the proper
                         software. The data inside the PLC is organized in
                         blocks of accessible registers. Detailed requirements
                         for the data transfer of information are determined
                         during detailed design. This includes both
                         communication and hard-wired interface data.

                     o   Instrumentation

                         All parameters that are measured to insure proper
                         control and operation of the OEC, such as pressure,
                         temperature,

EPC Galena Project
Exhibit A
Execution Copy, Rev 1

                                    PAGE A-12

                         voltage, current, power, etc., are measured by the
                         appropriate instruments.

                     o   Special tools, equipment and commissioning spares
                         for OEC

                         Supply of special tools for turbine maintenance,
                         turbine-balancing kit, portable vibration instrument,
                         including balancing option, and commissioning spares.

              2.3.2  Balance of Plant items, consisting of:

              a.     Motive fluid storage tank in capacity of approximately
                     7,000 gallons and transfer pump (it is assumed and agreed
                     that Contractor will be able to utilize the existing SB
                     1&1A pentane system, including tank, pump and valves.

              b.     Compressed air system for instrumentation and control - Oil free compressed system with 100% redundancy in an
                     approximate capacity of 150scfm.

              c.     Fire water system - Water tank, fire pump, and fire loop
                     including valves, hydrants and monitors. It is assumed and agreed that the Contractor can utilize the existing system, at his discretion, located in SB-1 & SB 1A, consisting of
                     diesel driven pump; small jockey pump, water storage tank
                     and detection system, rather than acquire new equipment.

              d.     13.8/0.48kV Step down auxiliary transformers.

              e.     Main central station control system and field
                     instrumentation (in addition to the existing ones) and
                     safety devices.

              f.     Power and control cables, cable trays and accessories.

              g.     Main 13.8 kV switchgear.

              h.     Main 13.8/120 kV sub station including the main step up
                     transformer and transmission line at a length of about 2000 feet to the nearby SPPC switchyard.

              i.     4.16/13.8 kV step down transformer for feeding several SB 2
                     & SB 3 production down hole pumps. (In addition to the
                     existing electrical equipment, materials etc that already
                     exist in the SB 1 & SB 1A and SB 2 & SB 3 field gathering
                     system.)

              j.     25K/13.8KV transformer for the power delivered from
                     SB 1-A.

              k.     Pipes and fittings for the Facility.

              l.     Pipes and fitting for the field gathering system (in

EPC Galena Project
Exhibit A
Execution Copy, Rev 1

                                    PAGE A-13

                     addition to the existing SB 1 & SB1A and SB 2 & SB3 pipes, fittings, valves and instrumentation that Contractor is
                     free to utilize as he wishes).

              m.     Control and manual valves.

              n.     Add down hole production pump and its ancillary systems to the new drilled production well.

              o.     Electrical lighting and lightning systems.

              2.3.3  OEC modification in SB 1-A

                     Modification of SB1-A equipment consist of the following:

              a.     Replace existing "Rotoflow" turbine with brand new Ormat
                     turbine.

              b.     Change number of passes in existing OEC vaporizers.

              c.     Change accordingly Brine piping.

              d.     Change/modify turbine ancillary systems such as oil system, control etc.

      2.4     CONSTRUCTION

              Contractor shall undertake the Work as described in Section 4 herein and shall provide construction services, including all required labor, equipment, materials and consumables necessary for construction activities, as well as field technical construction administration and coordination to achieve Final Acceptance.

              2.4.1  Construction support activities

                     2.4.1.1  Working Schedule - Within 45 days after the Notice to Proceed of the Contract, Contractor shall
                              submit to Company an updated detailed schedule
                              (the "Working Schedule") setting forth forecast
                              dates for performance of the various activities
                              relating to the Work.

                              Contractor will attend periodic (but no less
                              frequently than quarterly) Facility meetings with
                              Company during the course of the Work until Final
                              Acceptance in order to review the progress of the
                              Site construction work, to address any problems
                              that may have arisen or have been identified,
                              inspect testing and for general coordination. Such
                              periodic meetings shall also include the
                              Independent Engineer as necessary for approvals of
                              invoices or where any critical issues require
                              resolution. The time and place for each meeting
                              will be subject to mutual agreement between
                              Company and Contractor.

EPC Galena Project
Exhibit A
Execution Copy, Rev 1

                                    PAGE A-14

                     2.4.1.2  Procurement and expediting - Follow up on all
                              procurement and deliveries, make local procurement
                              as required; make inspection visits at
                              manufacturer's shops and take necessary action to
                              expedite late arrivals.

                     2.4.1.3  Transportation receiving and storage services -
                              assume responsibility for transporting, receiving,
                              site inspection, unloading and storing of all
                              equipment and materials.

                     2.4.1.4  Shutdown of Existing Plants - Use best efforts to coordinate the shut down or reduction of power at
                              one or more of the existing plants with Company
                              for any electrical/control tie in and piping hook
                              up to minimize the impact of any such shutdown or
                              reduction on ongoing operations.

                     2.4.1.5  Field Organization

                              -  Provide a site management team and supervisory
                                 personnel in all trades (civil, electrical and
                                 mechanical) and other special technical
                                 personnel. The personnel will be responsible
                                 for field construction supervision, field
                                 engineering, field inspection, local
                                 procurement, planning and scheduling, cost
                                 control, safety and field administration.

                              -  Provide all construction equipment and tools
                                 required for construction and Site maintenance.

                              -  Provide all direct labor, supplementary labor,

EPC Galena Project
Exhibit A
Execution Copy, Rev 1

                                    PAGE A-15

                                 journeymen, foremen, supervisory and management
                                 personnel to carry out the Work.

                              -  Establish a safety program, which will include
                                 safety procedures, safety training and
                                 contingency plans.

                              -  Establish and implement a quality assurance
                                 program, which will include construction
                                 survey; soil compaction tests; concrete
                                 strength tests; piping hydro tests; x-ray
                                 tests; welder's qualifications; electrical
                                 megger and other tests; equipment calibration
                                 and instrumentation set up.

              2.4.2  Construction detailed scope of work

                     2.4.2.1  Earth Work - Power Plant Site Preparation

                     o        Survey and stake out (initial bench mark to be
                              provided by Company)

                     o        Excavation and trenching, bedding compaction and
                              back fill borrowed fill for underground piping,
                              electrical conduits, and electrical cables.

                     o        Excavation, compaction and back fill for concrete
                              foundations, concrete supports for building
                              foundations, slabs or any other concrete work.

                     o        Grading, leveling, sloping, and other earth work
                              required for the power plant site drainage system.

EPC Galena Project
Exhibit A
Execution Copy, Rev 1

                                    PAGE A-16

                     o        Final grading and gravel of the power plant
                              surface.

                     o        Install chain link fence around the Power Plant
                              boundaries, including main double gate entrance
                              and back single gate.

                     2.4.2.2  Foundations and structural.

                     o        Concrete foundations and slabs, including supply
                              and installation of all embedded plates, conduits
                              and anchor bolts for all the mechanical,
                              electrical and other equipment in the power plant.

                     o        Concrete slabs and foundations including embedded
                              plates and anchor bolts for buildings and sheds,
                              and miscellaneous structures.

                     o        Furnish and install structural steel for pipe
                              supports and walkways (if required).

                     o        Pipe supports for gathering system piping.

                     2.4.2.3  Buildings and Sheds

EPC Galena Project
Exhibit A
Execution Copy, Rev 1

                                    PAGE A-17

                              o     Provide and erect a main office/control room
                                    building. The building shall be
                                    pre-engineered metal building, equipped with
                                    air conditioning units. The building will be
                                    divided into the following sections: office
                                    space, with approximate size of 170 square
                                    feet, and control room in an approximate
                                    size of 300 square feet. (Foregoing is based
                                    on assuming no power shelters are provided.
                                    If power shelters are provided the size of
                                    the control room will be reduced to
                                    approximately 150 square feet).

                              o     Utility building for compressed air system
                                    and a closed storage area in approximate
                                    size of 180 square feet. Contractor may
                                    combine the utility building with the
                                    control/office building.

                     2.4.2.4  Mechanical and piping work

                              Contractor shall perform the mechanical and piping
                              Work required in the Facility. Work is divided
                              into the following areas:

                              o     OEC - Erect, install, assemble heat
                                    exchangers, internal piping, and install and
                                    align turbo-Generator skids, oil system and
                                    other ancillary system.

EPC Galena Project
Exhibit A
Execution Copy, Rev 1

                                    PAGE A-18

                              o     Compressed air system - Install equipment,
                                    piping and hook up to the air consumers.

                              o     Motive fluid system - Install storage tank
                                    (if required in addition to the one exist in
                                    SB 1&1A; transfer pump and piping to the
                                    OEC.

                              o     Install all geothermal piping inside the
                                    Facility.

                              o     Modify the existing geothermal field
                                    gathering piping system and add as required
                                    new piping system, including its supports.

                              o     Install new production pump, its ancillary
                                    system, wellhead piping, valves etc. and
                                    hook it to the existing production pipe
                                    line.

                              o     Fire water system, including underground
                                    piping loop; and all hydrants and monitors.
                                    Work includes also testing of the fire water
                                    system. (Fire pumps and water tank from SB 1
                                    & 1A can be utilized).

                              o     Initial fill up of all oils lubricants as
                                    well as the motive fluid (Pentane).

                     2.4.2.5  Electrical and control work within the Facility

                              Contractor shall install as required all
                              electrical equipment including cable trays,
                              underground conduit systems, supporting hardware
                              as follows:

EPC Galena Project
Exhibit A
Execution Copy, Rev 1

                                    PAGE A-19

                              o     Excavation and trenching, bedding compaction
                                    and back fill for underground cables and
                                    conduits.

                              o     Furnish, layout, and install cable tray
                                    systems including all supporting hardware.

                              o     Install cables and terminate all power
                                    cables to the main OEC electrical equipment;
                                    its auxiliary transformers and the main 13.8
                                    kV switchgear.

                              o     Install 4.16/13.8 kV step-down transformer
                                    and connect to SB 2&3 geothermal field
                                    electrical supply system.

                              o     Install 0.48/13.8 kV step-down transformer
                                    and connect to SB 1&1A down hole pump.

                              o     Install field instrumentation devices and
                                    connect to the main control system.

                              o     Install, terminate and test main central
                                    station control system inside control
                                    building.

                              o     Install and test fire detection system.

                              o     Perform all required set up; calibration and
                                    testing.

                     2.4.2.6  120 kV substation and transmission line

EPC Galena Project
Exhibit A
Execution Copy, Rev 1

                                    PAGE A-20

                              o     Prepare the sub station site and install
                                    foundations.

                              o     Install 13.8/120 kV transformer and erect
                                    substation including main breakers, metering
                                    panels TPP and LPP panels and the related
                                    structure.

                              o     Install 120 kV line between the sub station
                                    and the SPPC switchyard, located at
                                    approximate distance of 2,000 feet.

                              o     Set up, calibration and test the sub station
                                    and protection devices.

EPC Galena Project
Exhibit A
Execution Copy, Rev 1

                                    PAGE A-21

              2.4.3  Start up, Commissioning and Testing

                              Operation and Maintenance Personnel Training

                              o     Contractor will conduct Operation and
                                    Maintenance training course for Company's
                                    personnel. The O&M course will include about
                                    1 week classroom session for the operators
                                    and maintenance staff.

                              o     Commissioning and Testing - Conduct the
                                    tests as defined in Exhibit D of the
                                    Contract. Contractor will be responsible for
                                    plant initial checks, the preparation of the
                                    tests, including instrumentation
                                    calibration, filling all required fluids.
                                    Start-up of the generating units, running
                                    the units as per the test procedures and
                                    test protocols stop and restart.

3.    DESCRIPTION OF COMPANY SCOPE OF SUPPLY

      Company shall perform the following activities necessary to allow
      Contractor perform the Work:

      3.1     Equipment

              o      SB 1 & SB1A fire equipment including pumps, water tank,
                     alarms.

              o      All existing geothermal field gathering system (production;
                     injection. wellheads and electrical distribution system.

              o      Spare parts.

              o      Warehouse and storage building.

EPC Galena Project
Exhibit A
Execution Copy, Rev 1

                                    PAGE A-22

              o      The SB1-A exsiting Plant including the OEC generating
                     Units.

      3.2     Services and Other Responsibilities

              o      Access roads to the Site, and to and between the production and injection wells.

              o      Free access to all portions of the Steamboat Project.

              o      Provide all required existing technical documentation
                     regarding the existing plants, electrical distribution
                     system, field gathering system and wells, available to
                     Company and Operator. These documents will include
                     drawings, specifications, data sheets etc.

              o      Allocate and provide new plant site for the Facility and
                     the substation and provide at least one survey bench mark
                     at the Site.

              o      Allocate adequate temporary lay down and construction area adjacent to the Site, and provide office space at either
                     Company's offices in Steamboat or at either one of the SB
                     1& SB1A and SB 2 & SB3 plant locations.

              o      Coordinate the shut down or reduction of power at one or
                     more of the existing plants for any electrical/control tie in and piping hook up.

              o      Use best efforts to prepare, submit and obtain the
                     following permits, licenses and rights of way (ROWs), in an expedited manner ("Company Permits"):

                     o   Permission for the T-Line from SPPC

                     o   UEPA Permit

              o      Use best efforts to execute the PPA and obtain necessary
                     approvals for its affectivity in an expedited manner.

              o      Facility water supply at the specified interface points.

              o      Telephone lines to site.

              o      Provision of the Geothermal Fluid and receipt of the
                     downstream fluid at the specified interface point(s) in a
                     timely manner, as requested by Contractor subject to
                     reasonable advance notice.

EPC Galena Project
Exhibit A
Execution Copy, Rev 1

                                    PAGE A-23

              o      Provide access to Geothermal field; wells and gathering
                     system.

              o      Provision of an adjacent area for disposal of surplus fill and construction debris.

              o      Any environmental monitoring or environmental assessment or reporting as may be required by the Facility permits and
                     local, state and federal authorities.

              o      Reasonable assistance as required in importation and
                     customs clearance.

              o      Be responsible for handling and/or disposal of any
                     hazardous material, other than hazardous materials that
                     were introduced to the Site by Contractor.

              o      Assist as requested by Contractor in coordination with the local utility regarding the grid connection.

              o      Provide operating personnel in time, as requested by
                     Contractor for training and to assist Contractor with start up, commissioning and testing under Contractor's
                     supervision and control.

              o      Drill new production wells as required ( one at least).

EPC Galena Project
Exhibit A
Execution Copy, Rev 1

                                    PAGE A-24

                                    EXHIBIT B

                               CONTRACT PRICE AND
                           MILESTONE PAYMENT SCHEDULE

1.    CONTRACT PRICE:

      The Contract Price is                                       US$ 27,800,000

      (Twenty Seven Million Eight Hundred Thousand US Dollars)

2.    MILESTONE PAYMENT SCHEDULE

                                        % OF
                                      CONTRACT
#    EVENT                              PRICE         ACCOMPANYING DOCUMENTATION*
--   ------------------------------  -----------  ------------------------------------

1    Notice To Proceed (NTP)            10.0%          COPY OF NOTICE TO PROCEED

2    Upon submittal of conceptual        5.0%     SUBMITTAL OF THE DESIGN PACKAGE AS
     design package                                      DESCRIBED IN NOTE B-2

3    90 days after NTP                  20.0%       COPY OF RELEVANT ORDERS (WITHOUT
                                                  PRICE INFORMATION) FOR THE ITEMS AS
                                                         DESCRIBED IN NOTE B-3

4    180 days after NTP                 15.0%     SUBMITTAL OF THE DESIGN PACKAGE AND
                                                     COPIES OF THE RELEVANT ORDERS
                                                     (WITHOUT PRICE INFORMATION) AS
                                                         DESCRIBED IN NOTE B-4

5    Commence construction on Site      10.0%          INDEPENDENT ENGINEER (IE)
                                                  VERIFICATION OF VISUAL INSPECTION AT
                                                                THE SITE

6    First OEC arrival at the Site      15.0%     IE VERIFICATION OF VISUAL INSPECTION
                                                              AT THE SITE

7    Second OEC arrival at the Site     15.0%     IE VERIFICATION OF VISUAL INSPECTION
                                                              AT THE SITE

8    Energize substation                 5.0%     IE VERIFICATION OF VISUAL INSPECTION
                                                              AT THE SITE

9    Final Acceptance                    5.0%         FINAL ACCEPTANCE CERTIFICATE

                                    PAGE B-1

NOTES

A. GENERAL

    1.   In case of partial shipments, proportional payments will apply.

    2.   Order of payment of the above Milestone Payment events is not necessarily sequential.

    3.   *In addition, an invoice is required for each Milestone Payment Event, and, for each of Events #1-8, an interim lien waiver in the form of
         Exhibit H-1 is required, and for Event #9 a final lien waiver in the form of Exhibit H-2 is required.

    4.   Under Section 5.1.3 of the Contract, certain of the payments may be delayed in whole or in part.

B. PAYMENT MILESTONES DEFINITION AND DESCRIPTION:

    1.   Payment Event # 1 - Upon issuance of Notice to Proceed.

    2.   Payment Event # 2 - Complete conceptual design package, with status of
         "issued for detailed design", consisting of: PFDs; PIDs, SLDs; general arrangements; major equipment specification; control configuration.

    3.   Payment Event # 3 - Copy of purchase orders (without price information) for heat exchangers or heat exchangers materials (tubes and shell plates in case of manufacturing outside of Contractor
         Affiliates were issued.

    4.   Payment Event # 4 - OEC design is completed; Detailed civil;
         mechanical and electrical design is substantially completed; Purchase orders for the following major items are issued: main transformer, substation; compressed air system; bulk of piping for gathering system.

    5.   Payment Event #5 - Contractor has established offices at the site and earthwork Contractor commence with the site civil work.

    6.   Payment Event #6 - The majority of first ITLU items arrived at site.
         These consist of the vaporizers, air coolers, internal piping, generator; ITLU foundation work is substantially completed; mechanical
         Subcontractor commences working at the site.

    7.   Payment Event #7 - Same as for payment # 6 for the second OEC unit;
         commence erection of substation.

    8.   Payment Event #8 - Utility connection completed and main 13.8KV switchgear energized successfully, all plant equipment arrived at the site; ITLUs are substantially erected.

    9.   Payment Event #9 - Final Acceptance certificate issued and countersigned by Company.

                                    PAGE B-2

                                    EXHIBIT C

                  GALENA FACILITY - DRAWINGS AND SPECIFICATIONS

DRAWING NUMBER    DESCRIPTION                                            REV.
--------------    -----------                                            ----

7.063.00.003      OEC Process Flow Diagram                               0

7.063.00.001.0    Power Plant - General Arrangement                      P7

7.063.00.011.0    Plant Process Flow Diagram                             P1

7.063.00.012.0    Process flow Diagram Production                        P1

7.063.00.013.0    Process flow Diagram Injection                         P1

7.063.00.022.0    PID Brine OEC's                                        P2

0.729.95.001.0    Galena Electrical Single Line Diagram (3 sheets )      A/B/C

0.729.90.910.0    OEC (ITLU) General Layout                              P0

                                    PAGE C-1

                             [GRAPHIC APPEARS HERE]

    [A graphic showing the OEC (Ormat Energy Converter) Process Flow Diagram
       (Heat & Mass Balance). The diagram includes the following tables:]

----------------------------------------------------------------------------
                              OPERATING DATA
----------------------------------------------------------------------------
BRINE:                                                         5,450,000  M
                                                                     215  P
                                                                     306  T

AIR INLET TEMP.                                                       55  T
----------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
0            ISSUE FOR DESIGN                 AUG.04.2004      [Illegible]
-----------------------------------------------------------------------------------------------------
REV.         DESCRIPTION                         DATE               BY          CHECK         APPR
-----------------------------------------------------------------------------------------------------
                                               REVISIONS

                                    PAGE C-2

                             [GRAPHIC APPEARS HERE]

             [A graphic showing a Power Plant Process Flow Diagram.
                   The diagram includes the following table:]

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
             [Illegible]              [Illegible]   [Illegible]     [Illegible]
----------------------------------------------------------------------------------------------------
             [Illegible]
----------------------------------------------------------------------------------------------------
     REV.    DESCRIPTION                 DATE           BY             CHECK               APPR
----------------------------------------------------------------------------------------------------
                                       REVISIONS

                                    PAGE C-3

                             [GRAPHIC APPEARS HERE]

       [A graphic showing a Process Flow Diagram of the Production Wells.
                  The diagram includes the following tables:]

------------------------------------------------------------------------------------------------------------------------------------
     DESCRIPTION        UNITS             1                    3                    4                 5                 6
------------------------------------------------------------------------------------------------------------------------------------
        FLUID                      INLET BRINE TO      DISCHARGE BRINE TO    DISCHARGE BRINE      DISCHARGE      DISCHARGE BRINE
                                  VAPORIZER LEVEL I    PREHEATER LEVEL I     FROM PREHEATER    BRINE FROM OEC      FROM PLANT
                                                                                LEVEL II
------------------------------------------------------------------------------------------------------------------------------------

        FLOW             GPM                 5,940                 2,810              2,800            5,600             11,200
------------------------------------------------------------------------------------------------------------------------------------
        FLOW            lb/hr            2,723,000             1,361,500          1,361,500        2,723,000          5,446,000
------------------------------------------------------------------------------------------------------------------------------------
      PRESSURE           psia                  215                   190                190              190                188
------------------------------------------------------------------------------------------------------------------------------------
     TEMPERATURE      F(degree)              306.7                   187                175              181                181
------------------------------------------------------------------------------------------------------------------------------------
        NOTES
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
    P1       PRELIMINARY                  O1.MAR.2004        R.TAMAR
------------------------------------------------------------------------------------------------------
  REV.       DESCRIPTION                      DATE              BY             CHECK          APPR
------------------------------------------------------------------------------------------------------
                                               REVISIONS

                                    PAGE C-4

                             [GRAPHIC APPEARS HERE]

          [A graphic showing a Process Flow Diagram of the Production.
                   The diagram includes the following table:]

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
P1           PRELIMINARY                03.MAR.2004        R.TAMAR
-------------------------------------------------------------------------------------------------
REV.         DESCRIPTION                   DATE              BY         CHECK          APPR
-------------------------------------------------------------------------------------------------
                                              REVISIONS

                                    PAGE C-5

                             [GRAPHIC APPEARS HERE]

     [A graphic showing a Piping and Instrumentation Diagram (PID) of Brine
       Ormat Energy Converters. The diagram includes the following table:]

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
P2           HS NAME CHANGED                   30.MAR.2004        Z.SHALVA
-----------------------------------------------------------------------------------------------------
REV.         DESCRIPTION                          DATE               BY         CHECK         APPR
-----------------------------------------------------------------------------------------------------
                                              REVISIONS

                                    PAGE C-6

                             [GRAPHIC APPEARS HERE]

           [A graphic showing a Galena Electrical Single Line Diagram.
                   The diagram includes the following table:]

-------------------------------------------------------------------------------------------------------------------------
C            BAY 9 DELETED, T30 & TX1 MODIFIED                 JUL.20.2004      [Illegible]         YE           SH
-------------------------------------------------------------------------------------------------------------------------
B            UPDATED                                           JUN.15.2004      [Illegible]         YE           SH
-------------------------------------------------------------------------------------------------------------------------
A            UPDATED                                           MAR.14.2004      [Illegible]         YE           SH
-------------------------------------------------------------------------------------------------------------------------
REV.         DESCRIPTION                                           DATE              BY            CHECK        APPR
-------------------------------------------------------------------------------------------------------------------------
                                                     REVISIONS

                                    PAGE C-7

                             [GRAPHIC APPEARS HERE]

           [A graphic showing a Galena Electrical Single Line Diagram.
                   The diagram includes the following table:]

--------------------------------------------------------------------------------------------------------
B            UPDATED                           JUN.15.2004      [Illegible]         YE           SH
--------------------------------------------------------------------------------------------------------
A            UPDATED                           MAR.14.2004      [Illegible]         YE           SH
--------------------------------------------------------------------------------------------------------
REV.         DESCRIPTION                          DATE              BY            CHECK         APPR
--------------------------------------------------------------------------------------------------------
                                                REVISIONS

                                    PAGE C-8

                             [GRAPHIC APPEARS HERE]

           [A graphic showing a Galena Electrical Single Line Diagram.
                   The diagram includes the following table:]

-------------------------------------------------------------------------------------------------------------------------
A            CB1 CHANGED TO 750MVA (WAS 500MVA)                   1.JANU.04          YE             YE           SH
-------------------------------------------------------------------------------------------------------------------------
REV.         DESCRIPTION                                             DATE            BY           CHECK         APPR
-------------------------------------------------------------------------------------------------------------------------
                                                     REVISIONS

                                    PAGE C-9

                             [GRAPHIC APPEARS HERE]

    [A graphic showing a diagram of the Ormat Energy Converter Integrated Two
                       Level Unit (ITLU) General Layout.]

                                    PAGE C-10

                                    EXHIBIT D

                                      TESTS

This Exhibit sets forth the requirements for the conduct of the Facility tests in accordance with Engineering, Procurement and Construction (EPC) Contract and
the criteria for establishing successful completion of such tests.

1.    DEFINITIONS

      For purposes of this Exhibit D capitalized terms shall have the meanings as set forth below or, where not defined below, as defined in the
      Contract.

      Correction Curves: As defined in Section 8 hereof.

      Design Range: The design range as described in Section 6.2 hereof.

      Generating Units: The four (4) Ormat Energy Converter (OEC) units, two (2)
      units at the New Galena Plant and two (2) units at the Existing 1A Plant.

      Net Deliverable Capacity: The actual net power generated by the Facility as demonstrated in the Performance Test and calculated according to A attached hereto.

      Mechanical Completion Tests: As defined in Section 2 of this Exhibit D.

      Performance Test: The test to be conducted over four (4) hours to demonstrate the Net Deliverable Capacity.

      Design Point: The geothermal fluid and ambient temperature conditions as defined in Exhibit A section 1.2 of the EPC Contract and section 6.2 in this Exhibit D.

2.    MECHANICAL COMPLETION TESTS

      The following preliminary tests shall be conducted at the Site during construction and start up process to ascertain correct execution of the erection works and tuning of the installed equipment, and to verify characteristics and performance of such equipment:

      a.    Radiographic examination of main brine line welding.

      b.    Hydrostatic tests of pressure parts constructed at the Site.

      c.    Functional test of main controls and alarms, i.e. control and protective devices, fire detection and alarm system.

      d.    Setting and testing of safety valves to be performed by
            manufacturer at its facility according to its procedures and applicable standards. Based on the

            aforementioned tests, manufacturer will provide certificates and documentation.

      e.    Balancing and vibration tests of main rotating equipment,
            including turbines and generators and motors larger then 100 HP.
            Balancing checks and certificates will be provided by turbine and generator manufacturers based on tests performed at manufacturers'
            facilities in accordance with their procedures and applicable standards. Vibration measurements will be performed after
            installation in the field.

      f.    Automatic operation of standby equipment.

      g.    Load tests of cranes and hoisting equipment to be performed in accordance with applicable local regulations and manufacturers'
            procedures.

      h.    Operation of fire fighting equipment.

      i.    Generator short circuit and open circuit characteristic checks.
            Checks and certificates in connection with the above will be provided by generator manufacturer based on tests and checks performed at manufacturer's facility in accordance with its procedures and applicable standards.

      j.    Generator megger tests.

      k.    Megger tests for power cables.

      l.    Setting of protective relays. Setting, calibration and testing
            (and certificates in connection therewith) will be provided by the relay manufacturers based on setting and testing performed at manufacturers' facilities in accordance with their procedures and applicable standards.

      m.    Electrical ground and/or insulation tests of equipment.

      n.    Check out of instrument loops.

3.    TESTS REQUIRED FOR FINAL ACCEPTANCE

      The following tests are required for Final Acceptance in accordance with
      Section 7 of the Contract:

      3.1   Generating Unit Test

            The purpose of this test is to demonstrate that each Generating Unit can be operated safely and reliably under the following conditions:

            a.    Each Generating Unit shall run at stable condition at 100%
                  (+10% to - 30%) of the unit rated power, conditional upon
                  adequate heat source supply, for four (4) hours without any failure or malfunction.

                                        2

            b.    The Generating Unit shall be tripped manually with the unit remaining in a safe condition without any damage, and capable of immediate restart.

            c.    After the Generating Unit comes to a standstill and after
                  resetting the same, it shall be started again according to the normal hot start procedure as described in O&M manuals, and resume normal operation conditions.

            The test will be recorded as per the attached test record of
            Individual Generating Units Test.

      3.2   Performance Test

            Upon completion of the mechanical tests, the Individual Generating
            Units test and after being run at full rated load for a sufficient length of time to ensure thermal saturation, the Facility will be tested as close as possible to the Design Conditions, for a period of four (4) hours at full rated load to verify the Plant's capacity.
            The ambient temperature and the heat source conditions will be within the Design Range.

            During this test, the performance of the Plant will be monitored, with manual and automatic recording of readings as specified in
            Section 6.4 hereof.

4.    TEST PROTOCOLS

      The procedures for conducting the tests, including calibration data, instrumentation data, test records and frequency of measurement will be detailed in individual test protocols. The individual test protocol will be drafted by Contractor and submitted for review to Company at least forty five (45) days prior to the start of any individual test. All components of the test protocol, including revisions, will be approved at least fifteen (15) days prior to the commencement of the relevant test.
      The test protocols will be consistent with the terms of this Exhibit D.

      The test protocols shall explicitly state the industry codes and standards that will be used, the instrumentation required, the form of the expected results, the anticipated time duration of the test and the anticipated number of Company's operating personnel required to assist Contractor in the conduct of the test.

5.    REPEATING AND SUSPENSION OF TEST

      If test criteria are not met or problems or deficiencies arise during the conduct of the tests which require cessation thereof (including due to
      Company Default, causes attributable to other entities such as utilities and Force Majeure), or if Contractor opts to retest to improve test results, Contractor will establish the actions to be taken to bring about a successful completion of the tests. Such actions shall be taken by
      Contractor and the tests shall be reconducted.

      Subject to the provisions of the Contract, Contractor may repeat any of the tests. In

                                        3

      case one or more of the tests are repeated, the latest of the test results will be utilized to establish the final results of testing. Repeating one or more of the tests does not require repeating any of the other tests, unless it affects the results of tests already performed.

      Subject to the provisions of the Contract, the tests may be suspended by
      Contractor upon each occurrence or circumstance beyond the control of
      Contractor which does not reflect equipment failure, design or construction defects (e.g., a problem with the grid, supply of heat resource not in accordance with the design range, Force Majeure, etc.), which make operation of the tests unfeasible. The test period may resume after the period(s) of suspension, with the test period including period(s) of Facility test operation both before and after the period(s)
      of suspension, if Contractor so desires. Alternatively, at Contractor's discretion, the tests may be repeated from the beginning following a suspension.

      Adjustments to the Plant during suspension shall not impact on the availability of the Facility to resume the tests when the causes of suspension no longer exist unless Contractor elects to repeat the tests from the beginning.

6.    INSTRUMENTATION

      Permanent Plant instrumentation shall be utilized for measurement and data collection. A list of key instruments to be used during the tests will be specified by Contractor prior to the initiation of the test. The instruments will be calibrated in accordance with the standards of a recognized national organization such as the American Society of Testing and Materials (ASTM), the Instrument Society of America (ISA), etc.

      6.1   Instrumentation Uncertainty

            Solely for purposes of the tests, the following as installed
            Facility instrumentation will be deemed to have the
            after-calibration uncertainties below:

            Kilowatt meters                     +/- 1.5% (of full scale)

            Kilowatt-hour meters                +/- 1.5% (of full scale)

            Ambient Air temperature meters      +/- 1 Degree F

            Heat Source flow rate meters        +/- 2% (of full scale)

            Heat Source temperature meters      +/- 1 Degree F

            Heat Source pressure meters         +/- 0.5% (of full scale)

      6.2   Ambient Temperature, Heat Source Conditions and Design Range

            As conditions for the conduct of the tests, the heat source conditions and the ambient temperature must be within the
            Design Range. All conditions shall be measured at the
            interface points or, in the case of the ambient temperature, at a representative location away from plant influences for measuring the air inlet

                                        4

            temperature to the air cooled condensers.

  Heat Source Conditions and Ambient
      Temperature for the Plants          Design Point      Design Range
--------------------------------------  ----------------  -----------------
Ambient temperature                     55 Degree F       0 -100 Degree F
Heat source conditions flow:
       - Stream 1 (New Galena Plant)    5,450 kph         80 -110%
       - Stream 2 (Existing 1A Plant)   500 kph           80 -110%
Heat source temperature:
       - Stream 1                       306.0 Degree F    300-312 Degree F
       - Stream 2                       280 Degree F      270-284 Degree F
Heat source pressure                    200 Psig          120 - 250 Psig

      6.3   Measurement of Ambient Air Temperature, Heat Source Conditions and
            Electrical Power

            All conditions shall be measured at the points as defined in the table below.

                Measurement                                Location
-------------------------------------------    --------------------------------
Heat Source Flow Rates                         Inlet Brine Lines to each plant

Ambient Air Temperature                        Inlet to Air Cooled Condensers

Gross Generating Unit Power                    Generators Breaker Terminals

Generating Unit Auxiliary Power Consumption    MCCs Terminals

Heat Source Inlet Temperatures                 Inlet Brine Lines to each plant

Heat Source Pressure                           Inlet brine Lines to each plant

      6.4   Data Recording

            During the Performance Test, the heat source conditions, the ambient temperature and the Facility gross and net output will be measured and recorded in time intervals as follows:

                      Central Station Control    Manually by Plant Operator
                      -----------------------    --------------------------
Generating Unit Test        10 minutes                   30 minutes

Performance Test             5 minutes                   15 minutes

            The results of the test shall be adjusted for variations in the heat source

                                        5

            conditions and ambient temperature conditions using the Correction
            Curves.

7.    PAYMENT OF PERFORMANCE DEFICIENCY

      If the Net Deliverable Capacity as determined by the Performance Test deviates from the Performance Guarantee, Contractor will pay Company liquidated damages subject to Section 11.2 of the Contract. In such a case the capacity deficiency will be calculated using the data recorded in the
      Test Record of Performance Test.

8.    CORRECTION CURVES

      Correction Curves for changes in the ambient air temperature and
      Correction Curves for changes in the heat source flow rates and temperatures for each plant are described in Schedule B attached hereto.

      In case of deviation of actual conditions from design conditions, the
      Correction Curves will be used to determine the correction factors (F1,
      F2, etc.) to be applied as defined in Schedule A attached hereto.

      CORRECTION FACTORS

      F1i   Gross power correction factor for stream i heat source flow as defined by Correction Curves NGAL-101-R0 & SB1A-101-R0.

      F2i   Gross power correction factor for stream i heat source inlet temperature as defined by Correction Curves NGAL-102-R0 &
            SB1A-102-R0.

      F3i   Plant i gross power correction factor for ambient temperature as defined by Correction Curves NGAL-103-R0 & SB1A-103-R0.

9.    MEASUREMENT UNCERTAINTIES

      Z1i   Uncertainty factor of the electrical meter reading of plant i.

            Z1i = [1 +/- Umemi/100]

      Z2i   Uncertainty factor of the gross power measurements

                               --------------------
                  Z2i = 1+/- \ | Uli2 + U2i2 + U3i2 / 100
                              \|

      Where:

      U1i   Effect of stream i heat source flow measurement uncertainty in percent change in Correction Factor per percent measurement uncertainty

                                        6

      U2i   Effect of stream i heat source inlet temperature measurement uncertainty in percent change in Correction Factor per measurement uncertainty (in deg. F)

      U3i   Effect of ambient air inlet temperature measurement uncertainty in percent change in Correction Factor per measurement
            uncertainty (in deg. F)

      Note: The (-) sign in the uncertainty calculation will be used for excess capacity calculation while the (+) sign will be used for deficiency capacity calculations.

                                        7

                                   SCHEDULE A

                                    FORMULAS

For the purpose of calculations, New Galena Plant is defined as Plant 1 and
Existing 1A Plant is defined as Plant 2.

1.    NEPi = "Net Electrical Production of plant i"

      NEPi = [GPi - APCi] * Z1i

      Where:

            GPi   =  "Gross Electrical Production of Plant i"

                      -------  i=n
                      \
                       \
                       /                gross OECj production
                      /
                      -------  i=1
                  =  ----------------------------------------
                                     BCFi

            APCi  =  "Auxiliary Power Consumption of plant i"

                  =  Sum of the MCC's power measurement of plant i

                      -------  j=n
                      \
                       \
                  =    /                MCCj powermeasurement
                      /
                      -------  j=1

            n = Number of OECs in plant i

2.    NDCi = "Net Deliverable Capacity of Plant i"

           = {NEPi Average per time period * time period (in hours) between computations} summed over the 4-hour test period

3.    BCFi = "Gross Power Correction Factor of plant i"

      BCFi = F1i * F2i * F3i * 1
                              ---
                              Z2i

      Where: F1, F2, F3 & Z2 are as defined in Sections 8 and 9 of this
      Exhibit D

4.    NDC  = "Net Deliverable Capacity"

      NDC  = NDC(1) + NDC(2)

                                        8

5.    CD   = "Capacity Deficiency"

      If NDC < Performance Guarantee

      CD   =  Performance Guarantee - NDC

                                        9

                                   SCHEDULE B

                                CORRECTION CURVES

                                       10

                                   SCHEDULE C

                                  TEST RECORDS

                                       11